LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MAY 9, 2013

TO THE PROSPECTUS OF

PERMAL TACTICAL ALLOCATION FUND,

DATED MAY 1, 2013

The following information supplements, and to the extent inconsistent therewith, supersedes the information contained in the fund's Prospectus.

It is expected that all of the changes set out in this supplement will become effective as of July 31, 2013. The fund intends to comply with its new investment objective and investment policies and strategies as soon as reasonably practicable after that date.

Name change

The fund's name will change to "Permal Alternative Core Fund."

New investment objective

The fund seeks total return.

Principal investment strategies

The fund typically will invest, directly or through underlying funds and exchange-traded notes, approximately

▪	50% to 100% of its total assets in alternative investments, including commodities, real estate assets, infrastructure assets, foreign currencies and hedge fund strategies

▪	0% to 50% of its total assets in equity-related investments

▪	0% to 50% of its total assets in fixed income-related investments

▪	0% to 40% in cash and cash equivalents

Hedge fund strategies may seek both long and short exposures to equities, fixed income, structured credit, currencies, commodities, real estate assets, infrastructure assets and other real assets. The fund will typically invest in multiple discrete styles of hedge fund investing, including, but not limited to, macro strategies (including discretionary and systematic macro), managed futures, equity long-short, fixed income long-short, distressed debt and event driven. The fund may also employ various security, currency or commodity hedging strategies.

The fund may not invest more than 10% of its total assets in any one investment considered by Permal Asset Management Inc. ("Permal") to be an alternative investment. For purposes of this restriction, all investments in hedge funds will be considered alternative investments.

Certain risks

Hedge fund strategies risk. The fund, both directly and through the underlying funds, may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including increased use of short sales, leverage and derivative transactions and hedging strategies. The fund may invest in underlying funds employing proprietary investment strategies that are not fully disclosed, which may involve risks that are not anticipated.

Master limited partnership risk. The fund, both directly and through the underlying funds, may invest in master limited partnership ("MLP") units. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and the potential for conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. The benefit the fund derives from direct and indirect investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, the MLP may incur significant federal and state tax liability, likely causing a reduction in the value of the fund's shares.

Performance

The fund will compare its performance to that of a composite index consisting of 60% Morgan Stanley Capital International ("MSCI") World Index (Gross) and 40% Barclays U.S. Aggregate Index. The fund will no longer compare its performance to the 60/30/10 Composite Index, which consists of 60% MSCI

World Index (Gross), 30% Barclays U.S. Aggregate Index and 10% Citigroup 90-Day U.S. Treasury Bill Index, or to the Citigroup 90-Day U.S. Treasury Bill Index.